
VONS


SAFEWAY

# 1st QUARTER 2015

## SUPPLEMENTAL INFORMATION

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION


Ralphs

RETAIL OPPORTUNITY INVESTMENTS CORPORATION
8905 TOWNE CENTRE DRIVE SUITE 108
SAN DIEGO, CALIFORNIA 92122

www.roireit.net

# Overview

**Our Company**

Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of March 31, 2015, ROIC owned 64 shopping centers encompassing approximately 7.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net.

**Forward Looking Information**

When used herein, the words "believes," "anticipates," "projects," "should," "estimates," "expects," and similar expressions are intended to identify forward-looking statements with the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended. Certain statements contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of ROIC to differ materially from future results expressed or implied by such forward-looking statements. Information regarding such risks and factors is described in ROIC's filings with the SEC, including its most recent Annual Report on Form 10-K, which is available at www.roireit.net.

**Supplemental Information**

The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

# Table of Contents

# Balance Sheets

*(unaudited, dollars in thousands, except par values and share amounts)*

| | As Of | |
|---|---|---|
| | 03/31/15 | 12/31/14 |
| ***ASSETS:*** | | |
| Real Estate Investments: | | |
| Land | $ 578,508 | $ 550,078 |
| Building and improvements | 1,316,643 | 1,235,820 |
| Less: accumulated depreciation | (98,813) | (88,173) |
| ***Real Estate Investments, net*** | 1,796,338 | 1,697,725 |
| Cash and cash equivalents | 11,683 | 10,773 |
| Restricted cash | 868 | 514 |
| Tenant and other receivables, net | 24,182 | 23,025 |
| Deposits | 500 | 4,500 |
| Acquired lease intangible assets, net of accumulated amortization | 71,905 | 71,433 |
| Prepaid expenses | 1,870 | 2,454 |
| Deferred charges, net of accumulated amortization | 40,093 | 39,731 |
| Other | 1,513 | 1,541 |
| ***TOTAL ASSETS*** | $ 1,948,952 | $ 1,851,696 |
| ***LIABILITIES:*** | | |
| Credit facility | $ 238,500 | $ 156,500 |
| Senior Notes Due 2023 | 246,258 | 246,174 |
| Senior Notes Due 2024 | 246,592 | 246,521 |
| Mortgage notes payable | 93,156 | 94,183 |
| Acquired lease intangible liabilities, net of accumulated amortization | 126,059 | 118,359 |
| Accounts payable and accrued expenses | 20,442 | 12,173 |
| Tenants' security deposits | 4,028 | 3,961 |
| Other liabilities | 13,494 | 11,043 |
| ***TOTAL LIABILITIES*** | 988,529 | 888,914 |
| ***EQUITY:*** | | |
| Common stock, $.0001 par value 500,000,000 shares authorized | 9 | 9 |
| Additional paid-in-capital | 1,022,794 | 1,013,561 |
| Accumulated deficit | (92,719) | (80,976) |
| Accumulated other comprehensive loss | (8,348) | (8,882) |
| Total Retail Opportunity Investments Corp. shareholders' equity | 921,736 | 923,712 |
| Non-controlling interests | 38,687 | 39,070 |
| ***TOTAL EQUITY*** | 960,423 | 962,782 |
| ***TOTAL LIABILITIES AND EQUITY*** | $ 1,948,952 | $ 1,851,696 |

# Income Statements

*(unaudited, dollars in thousands, except per share amounts)*

| | Three Months Ended | |
|---|---|---|
| | 03/31/15 | 03/31/14 |
| ***REVENUES:*** | | |
| Base rents | $ 35,202 | $ 27,537 |
| Recoveries from tenants | 9,689 | 7,614 |
| Other income | 231 | 1,199 |
| ***TOTAL REVENUES*** | 45,122 | 36,350 |
| ***OPERATING EXPENSES:*** | | |
| Property operating | $ 6,925 | $ 6,262 |
| Property taxes | 4,732 | 3,588 |
| Depreciation and amortization | 17,634 | 13,364 |
| General and administrative expenses | 2,641 | 2,561 |
| Acquisition transaction costs | 171 | 218 |
| Other expense | 149 | 217 |
| ***TOTAL OPERATING EXPENSES*** | 32,252 | 26,210 |
| ***NET OPERATING INCOME*** | 12,870 | 10,140 |
| ***NON-OPERATING INCOME (EXPENSES):*** | | |
| Interest expense and other finance expenses | (8,494) | (6,874) |
| ***TOTAL NON-OPERATING INCOME (EXPENSES)*** | (8,494) | (6,874) |
| ***INCOME FROM CONTINUING OPERATIONS*** | 4,376 | 3,266 |
| ***NET INCOME*** | $ 4,376 | $ 3,266 |
| ***NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS*** | (176) | (134) |
| ***NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.*** | $ 4,200 | $ 3,132 |
| **NET INCOME PER COMMON SHARE - BASIC** | $ 0.04 | $ 0.04 |
| **NET INCOME PER COMMON SHARE - DILUTED** | $ 0.04 | $ 0.04 |
| **Weighted average common shares outstanding - basic** | 93,089 | 72,755 |
| **Weighted average common shares outstanding - diluted** | 97,218 | 77,055 |

The above information should be read in conjunction with ROIC's Forms 10-Q for the quarters ended March 31, 2015 and March 31, 2014

# *Funds From Operations*

*(unaudited, dollars in thousands, except per share amounts)*

| | Three Months Ended | |
|---|---|---|
| | 03/31/15 | 03/31/14 |
| ***Funds from Operations (FFO)*** [1] **:** | | |
| Net income attributable to ROIC for the period | $ 4,200 | $ 3,132 |
| Plus: | | |
| Depreciation and amortization expense | 17,634 | 13,364 |
| ***FUNDS FROM OPERATIONS - BASIC*** | $ 21,834 | $ 16,496 |
| Net income attributable to non-controlling interests for the period | 176 | 134 |
| ***FUNDS FROM OPERATIONS - DILUTED*** | $ 22,010 | $ 16,630 |
| **FUNDS FROM OPERATIONS PER SHARE - BASIC** | $ 0.23 | $ 0.23 |
| **FUNDS FROM OPERATIONS PER SHARE - DILUTED** | $ 0.23 | $ 0.21 |
| Weighted average common shares outstanding - basic | 93,089 | 72,755 |
| Weighted average common shares outstanding - diluted | 97,218 | 77,055 |
| **Common dividends per share** | $ 0.17 | $ 0.16 |
| ***FFO Payout Ratio*** | 73.9% | 76.2% |

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures

The above does not purport to disclose all items required under GAAP

# *Summary of Debt Outstanding*

*(unaudited, dollars in thousands)*

| | | Outstanding Balance | Interest Rate | GAAP Interest Rate | Maturity Date | Percent of Total Indebtedness |
|---|---|---|---|---|---|---|
| **Fixed Rate Debt:** | | | | | | |
| Renaissance Towne Centre [(1)] | $ | 16,128 | 5.1% | 4.8% | 06/01/15 | 2.0% |
| Crossroads Shopping Center | | 48,365 | 6.5% | 3.0% | 09/01/15 | 6.0% |
| Gateway Village III | | 7,243 | 6.1% | 4.8% | 07/01/16 | 0.9% |
| Bernardo Heights Plaza | | 8,536 | 5.7% | 3.3% | 07/11/17 | 1.1% |
| Santa Teresa Village | | 10,777 | 6.2% | 3.3% | 02/01/18 | 1.4% |
| Senior Notes Due 2023 | | 250,000 | 5.0% | 5.2% | 12/15/23 | 29.9% |
| Senior Notes Due 2024 | | 250,000 | 4.0% | 4.2% | 12/15/24 | 29.9% |
| **Total Fixed Rate Debt** | $ | 591,049 | 4.7% | 4.5% | | 71.2% |
| **Variable Rate Debt:** | | | | | | |
| Credit Facility | $ | 238,500 | 1.2% | 1.2% | 01/31/19 | 28.8% |
| **TOTAL DEBT** | $ | 829,549 | 3.7% | 3.6% | | |
| Net unamortized premiums on mortgages | | 2,107 | | | | |
| Net unamortized discount on notes | | (7,150) | | | | |
| **TOTAL DEBT - NET** | $ | 824,506 | | | | 100.0% |

**Summary of Unencumbered/Encumbered Properties**

| | # of Properties | GLA | Percentage of GLA |
|---|---|---|---|
| Unencumbered properties | 59 | 6,921,957 | 90.7% |
| Encumbered properties | 5 | 707,668 | 9.3% |
| | 64 | 7,629,625 | 100.0% |

**Summary of Principal Maturities**

| Principal Maturities | | Principal Amortization | | Principal due at Maturity | | Unsecured Credit Facilities | | Senior Unsecured Notes | | Total | Percentage of Debt Maturing |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 2015 | $ | 818 | $ | 64,051 | $ | - | $ | - | $ | 64,869 | 8.0% |
| 2016 | | 463 | | 7,120 | | - | | - | | 7,583 | 1.0% |
| 2017 | | 361 | | 8,099 | | - | | - | | 8,460 | 1.1% |
| 2018 | | 43 | | 10,094 | | - | | - | | 10,137 | 1.3% |
| 2019 | | - | | - | | 238,500 | | - | | 238,500 | 28.8% |
| 2023 | | - | | - | | - | | 250,000 | | 250,000 | 29.9% |
| 2024 | | - | | - | | - | | 250,000 | | 250,000 | 29.9% |
| | $ | 1,685 | $ | 89,364 | $ | 238,500 | $ | 500,000 | $ | 829,549 | 100.0% |
| | | | | | | | | Net unamortized premiums on mortgages | | 2,107 | |
| | | | | | | | | Net unamortized discount on notes | | (7,150) | |
| | | | | | | | | | $ | 824,506 | |

(1) On April 1, 2015, ROIC paid off the mortgage note related to the Renaissance Towne Centre shopping center without penalty

# Selected Financial Analysis

*(unaudited, dollars in thousands, except per share amounts)*

| | 03/31/15 | 12/31/14 | 09/30/14 | 06/30/14 |
|---|---|---|---|---|
| ***Debt coverage ratios, three months ending:*** | | | | |
| Interest coverage ratio (EBITDA/interest expense) | 3.6x | 4.0x | 4.1x | 3.5x |
| Debt service coverage (EBITDA/(interest expense + scheduled principal payments)) | 3.5x | 3.8x | 3.8x | 3.3x |
| Net Debt (Total debt less cash & equivalents)/Annualized EBITDA | 6.6x | 6.6x | 5.9x | 6.9x |
| ***Debt/equity ratios, at period end:*** | | | | |
| Total debt/total market capitalization | 31.6% | 31.4% | 32.7% | 31.6% |
| Total debt/total equity market capitalization | 46.3% | 45.8% | 48.5% | 46.3% |
| Total debt/total book assets | 42.3% | 40.1% | 38.2% | 38.7% |
| Total debt/undepreciated book value | 40.3% | 38.3% | 36.6% | 37.3% |
| Secured debt/undepreciated book value | 4.5% | 4.9% | 5.8% | 6.3% |
| ***Market capitalization calculations, at period end:*** | | | | |
| Common shares outstanding | 93,451 | 92,774 | 91,551 | 90,291 |
| Operating partnership units (OP units) outstanding | 3,921 | 3,921 | 3,132 | 3,132 |
| Warrants outstanding | - | - | 1,290 | 2,549 |
| Common stock price per share | $ 18.30 | $ 16.79 | $ 14.70 | $ 15.73 |
| Warrants price per share | $ - | $ - | $ 2.90 | $ 3.75 |
| Common shares and OP units market equity | $ 1,781,918 | $ 1,623,516 | $ 1,391,840 | $ 1,469,548 |
| Warrants market equity | - | - | 3,742 | 9,558 |
| Total equity market capitalization | 1,781,918 | 1,623,516 | 1,395,581 | 1,479,106 |
| Total debt end of period | 824,506 | 743,378 | 676,697 | 684,294 |
| ***TOTAL MARKET CAPITALIZATION*** | $ 2,606,424 | $ 2,366,894 | $ 2,072,278 | $ 2,163,400 |
| ***Unsecured Senior Notes Financial Covenants:*** | | | | |
| Total debt to total assets not to exceed 60% | 43.1% | 41.2% | 39.4% | 40.5% |
| Total secured debt to total assets not to exceed 40% | 4.9% | 5.2% | 6.3% | 6.9% |
| Total unencumbered assets to total unsecured debt not to be less than 150% | 231.6% | 244.8% | 259.8% | 252.5% |
| Consolidated income available for debt service to interest expense not to be less than 1.5:1 | 3.8x | 3.8x | 3.8x | 3.8x |

# 2015 Property Acquisitions

*(dollars in thousands)*

| Shopping Centers | Location | Date Acquired | Purchase Amount | | GLA |
|---|---|---|---|---|---|
| ***1Q 2015*** | | | | | |
| Ontario Plaza | Ontario, CA | 01/06/15 | $ | 31,000 | 149,651 |
| Park Oaks Shopping Center | Thousand Oaks, CA | 01/06/15 | | 47,745 | 110,092 |
| Winston Manor | South San Francisco, CA | 01/07/15 | | 20,500 | 49,852 |
| **Total 1Q 2015** | | | $ | 99,245 | 309,595 |

*(dollars in thousands)*

| Shopping Centers | | City | State | Date Acquired | Owned GLA | % Leased | ABR [1] | Major Tenants |
|---|---|---|---|---|---|---|---|---|
| ***Northern California*** | | | | | | | | |
| Norwood Shopping Center | * | Sacramento | CA | 04/06/10 | 88,851 | 96.9% | $ 1,218 | Viva Supermarket, Rite Aid Pharmacy, Citi Trends |
| Pleasant Hill Marketplace | * | Pleasant Hill | CA | 04/08/10 | 69,715 | 100.0% | 1,343 | Buy Buy Baby, Office Depot, Basset Furniture |
| Pinole Vista Shopping Center | * | Pinole | CA | 01/06/11 | 165,025 | 98.7% | 1,829 | Kmart, SaveMart (Lucky) Supermarket [2] |
| Mills Shopping Center | * | Rancho Cordova | CA | 02/17/11 | 239,081 | 84.5% | 1,920 | Save Maxx Foods Supermarket, Dollar Tree, Planet Fitness |
| Morada Ranch | * | Stockton | CA | 05/16/11 | 101,842 | 98.7% | 2,213 | Raleys Supermarket |
| Country Club Gate Center | * | Pacific Grove | CA | 07/08/11 | 109,331 | 93.0% | 1,917 | SaveMart (Lucky) Supermarket, Rite Aid Pharmacy |
| Round Hill Square Shopping Center | * | Zephyr Cove | NV | 09/21/11 | 115,984 | 98.3% | 1,860 | Safeway Supermarket, Dollar Tree, US Postal Service |
| Marlin Cove | * | Foster City | CA | 05/04/12 | 73,186 | 100.0% | 1,921 | 99 Ranch Market |
| Green Valley Station | * | Cameron Park | CA | 06/15/12 | 52,245 | 82.0% | 833 | CVS Pharmacy |
| The Village at Novato | * | Novato | CA | 07/24/12 | 20,081 | 100.0% | 552 | Trader Joe's |
| Santa Teresa Village | * | San Jose | CA | 11/08/12 | 125,162 | 93.7% | 2,233 | Raleys (Nob Hill) Supermarket |
| Granada Shopping Center | * | Livermore | CA | 06/27/13 | 69,325 | 100.0% | 951 | SaveMart (Lucky) Supermarket |
| Country Club Village | * | San Ramon | CA | 11/26/13 | 111,172 | 97.8% | 1,949 | Walmart Neighborhood Market, CVS Pharmacy |
| North Park Plaza | | San Jose | CA | 04/30/14 | 76,697 | 100.0% | 1,844 | SF Supermarket |
| Winston Manor | | South San Francisco | CA | 01/07/15 | 49,852 | 100.0% | 1,111 | Grocery Outlet Supermarket |
| **Northern California Totals** | | | | | **1,467,549** | **95.1%** | **$ 23,694** | |
| ***Southern California*** | | | | | | | | |
| Paramount Plaza | * | Paramount | CA | 12/22/09 | 95,062 | 98.5% | $ 1,628 | 99¢ Only Stores, Rite Aid Pharmacy, TJ Maxx |
| Santa Ana Downtown Plaza | * | Santa Ana | CA | 01/26/10 | 100,305 | 100.0% | 1,918 | Kroger (Food 4 Less) Supermarket, Marshall's |
| Claremont Promenade | * | Claremont | CA | 09/23/10 | 91,529 | 98.3% | 2,106 | Super King Supermarket |
| Sycamore Creek | * | Corona | CA | 09/30/10 | 74,198 | 100.0% | 1,663 | Safeway (Vons) Supermarket, CVS Pharmacy [2] |
| Gateway Village | * | Chino Hills | CA | 12/17/10 | 96,959 | 92.5% | 2,682 | Sprouts Market |
| Marketplace Del Rio | * | Oceanside | CA | 01/03/11 | 177,136 | 95.0% | 3,206 | Stater Brothers Supermarket, Walgreens |
| Desert Springs Marketplace | * | Palm Desert | CA | 02/17/11 | 105,157 | 98.5% | 2,386 | Kroger (Ralph's) Supermarket, Rite Aid Pharmacy |
| Renaissance Towne Centre | * | San Diego | CA | 08/03/11 | 53,074 | 100.0% | 2,269 | CVS Pharmacy |
| Euclid Plaza | * | San Diego | CA | 03/29/12 | 77,044 | 100.0% | 1,377 | Vallarta Supermarket, Walgreens |
| Seabridge Marketplace | * | Oxnard | CA | 05/31/12 | 93,630 | 100.0% | 1,547 | Safeway (Vons) Supermarket |
| Glendora Shopping Center | * | Glendora | CA | 08/01/12 | 106,535 | 98.4% | 1,190 | Albertson's Supermarket |
| Bay Plaza | * | San Diego | CA | 10/05/12 | 73,324 | 88.4% | 1,565 | Seafood City Supermarket |
| Cypress Center West | * | Cypress | CA | 12/04/12 | 106,451 | 98.3% | 1,868 | Kroger (Ralph's) Supermarket, Rite Aid Pharmacy |
| Redondo Beach Plaza | * | Redondo Beach | CA | 12/28/12 | 110,509 | 98.7% | 1,997 | Safeway (Vons) Supermarket, Petco |
| Harbor Place Center | * | Garden Grove | CA | 12/28/12 | 119,821 | 100.0% | 1,552 | AA Supermarket, Ross Dress For Less |
| Diamond Bar Town Center | * | Diamond Bar | CA | 02/01/13 | 100,342 | 100.0% | 2,150 | National grocery tenant, Crunch Fitness |
| Bernardo Heights Plaza | * | Rancho Bernardo | CA | 02/06/13 | 37,729 | 100.0% | 913 | Sprouts Market |
| Diamond Hills Plaza | * | Diamond Bar | CA | 04/22/13 | 139,505 | 100.0% | 3,345 | H-Mart Supermarket, Rite Aid Pharmacy |
| Hawthorne Crossings | * | San Diego | CA | 06/27/13 | 141,288 | 100.0% | 3,209 | Mitsuwa Supermarket, Ross Dress For Less, Staples |
| Five Points Plaza | * | Huntington Beach | CA | 09/27/13 | 160,536 | 89.5% | 3,483 | Trader Joe's, Old Navy, Pier 1 |
| Peninsula Marketplace | * | Huntington Beach | CA | 10/15/13 | 95,416 | 100.0% | 2,149 | Kroger (Ralph's) Supermarket, CVS Pharmacy |
| Plaza de la Cañada | * | La Cañada Flintridge | CA | 12/13/13 | 100,408 | 100.0% | 2,409 | Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy |
| Creekside Plaza | | Poway | CA | 02/28/14 | 128,852 | 98.9% | 2,603 | Stater Brothers Supermarket, DigiPlex Theatre |
| Fallbrook Shopping Center | | Los Angeles | CA | 06/13/14 | 756,040 | 99.6% | 11,500 | Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket [2], TJ Maxx |
| Moorpark Town Center | | Moorpark | CA | 12/03/14 | 133,538 | 88.9% | 1,910 | Kroger (Ralph's) Supermarket, CVS Pharmacy |
| Mission Foothill Marketplace | | Mission Viejo | CA | 12/04/14 | 110,678 | 94.3% | 1,766 | Haggen Supermarket, CVS Pharmacy |
| Ontario Plaza | | Ontario | CA | 01/06/15 | 149,651 | 94.3% | 1,879 | El Super Supermarket, Rite Aid Pharmacy |
| Park Oaks Shopping Center | | Thousand Oaks | CA | 01/06/15 | 110,092 | 100.0% | 2,681 | Safeway (Vons) Supermarket, Dollar Tree |
| **Southern California Totals** | | | | | **3,644,809** | **97.7%** | **$ 68,951** | |

# Property Portfolio, cont.

*(dollars in thousands)*

| Shopping Centers | | City | State | Date Acquired | Owned GLA | % Leased | | ABR [1] | Major Tenants |
|---|---|---|---|---|---|---|---|---|---|
| ***Portland Metropolitan*** | | | | | | | | | |
| Vancouver Market Center | * | Vancouver | WA | 06/17/10 | 118,385 | 90.8% | $ | 900 | Albertson's Supermarket |
| Happy Valley Town Center | * | Happy Valley | OR | 07/14/10 | 138,696 | 98.6% | | 3,202 | New Seasons Supermarket |
| Wilsonville Old Town Square | * | Wilsonville | OR | 07/15/10 | 49,937 | 100.0% | | 1,678 | Kroger (Fred Meyer) Supermarket [2] |
| Cascade Summit Town Square | * | West Linn | OR | 08/20/10 | 95,508 | 100.0% | | 1,522 | Safeway Supermarket |
| Heritage Market Center | * | Vancouver | WA | 09/23/10 | 107,468 | 100.0% | | 1,654 | Safeway Supermarket, Dollar Tree |
| Division Crossing | * | Portland | OR | 12/22/10 | 103,561 | 98.0% | | 1,112 | Ross Dress For Less, Rite Aid Pharmacy, Ace Hardware |
| Halsey Crossing | * | Gresham | OR | 12/22/10 | 99,428 | 94.9% | | 771 | Safeway Supermarket, Dollar Tree |
| Hillsboro Market Center | * | Hillsboro | OR | 11/23/11 | 156,021 | 98.7% | | 2,316 | Albertson's Supermarket, Dollar Tree, Marshall's |
| Robinwood Shopping Center | * | West Linn | OR | 08/23/13 | 70,831 | 96.6% | | 911 | Walmart Neighborhood Market |
| Tigard Marketplace | | Tigard | OR | 02/18/14 | 136,889 | 99.1% | | 1,872 | H-Mart Supermarket, Bi-Mart Pharmacy |
| Wilsonville Town Center | | Wilsonville | OR | 12/11/14 | 167,829 | 94.9% | | 2,361 | Thriftway Supermarket, Rite Aid Pharmacy, Dollar Tree |
| **Portland Metropolitan Totals** | | | | | **1,244,553** | **97.2%** | **$** | **18,299** | |
| ***Seattle Metropolitan*** | | | | | | | | | |
| Meridian Valley Plaza | * | Kent | WA | 02/01/10 | 51,597 | 83.2% | $ | 475 | Kroger (QFC) Supermarket |
| The Market at Lake Stevens | * | Lake Stevens | WA | 03/11/10 | 74,130 | 100.0% | | 1,436 | Haggen Supermarket |
| Canyon Park Shopping Center | * | Bothell | WA | 07/29/11 | 123,627 | 94.2% | | 1,455 | Albertson's Supermarket, Rite Aid Pharmacy |
| Hawks Prairie Shopping Center | * | Lacey | WA | 09/09/11 | 154,781 | 97.7% | | 1,754 | Safeway Supermarket, Dollar Tree, Big Lots |
| The Kress Building | * | Seattle | WA | 09/30/11 | 74,819 | 100.0% | | 1,827 | IGA Supermarket, TJMaxx |
| Gateway Shopping Center | * | Marysville | WA | 02/16/12 | 106,104 | 92.9% | | 2,370 | WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less |
| Aurora Square | * | Shoreline | WA | 05/02/12 | 38,030 | 100.0% | | 322 | Central Supermarket |
| Canyon Crossing | * | Puyallup | WA | 04/15/13 | 120,510 | 91.9% | | 2,335 | Safeway Supermarket |
| Crossroads Shopping Center | * | Bellevue | WA | 2010/2013 | 463,436 | 100.0% | | 9,287 | Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority |
| Aurora Square II | | Shoreline | WA | 05/22/14 | 65,680 | 100.0% | | 1,028 | Marshall's, Pier 1 Imports |
| **Seattle Metropolitan Totals** | | | | | **1,272,714** | **97.1%** | **$** | **22,289** | |
| ***TOTAL SHOPPING CENTERS*** | | | | | **7,629,625** | **97.0%** | **$** | **133,233** | |

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end

(2) These retailers own their own space and are not tenants of ROIC

*Denotes properties in same center pool for 1Q 2015

# Same-Center Cash Net Operating Income Analysis

*(unaudited, dollars in thousands)*

| | Three Months Ended | | |
|---|---|---|---|
| | 03/31/15 | 03/31/14 | % Change |
| Number of shopping centers included in same-center analysis [1] | 53 | 53 | |
| Same-center occupancy | 96.8% | 96.0% | 0.8% |
| ***REVENUES:*** | | | |
| Base rents | $ 24,356 | $ 23,858 | 2.1% |
| Percentage rent | 99 | 421 | (76.4%) |
| Recoveries from tenants | 7,514 | 7,417 | 1.3% |
| Other property income | 183 | 138 | 33.0% |
| ***TOTAL REVENUES*** | 32,152 | 31,834 | 1.0% |
| ***OPERATING EXPENSES:*** | | | |
| Property operating expenses | $ 5,125 | $ 5,230 | (2.0%) |
| Bad debt expense | 261 | 761 | (65.6%) |
| Property taxes | 3,477 | 3,442 | 1.0% |
| ***TOTAL OPERATING EXPENSES*** | 8,863 | 9,433 | (6.0%) |
| ***SAME CENTER CASH NET OPERATING INCOME*** [2] | **$ 23,289** | **$ 22,401** | **4.0%** |

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period

(2) Same center cash net operating income excludes non-cash items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring items

The above does not purport to disclose all items required under GAAP

# Top Ten Tenants

*(dollars in thousands)*

| | Tenant | Number of Leases | Leased GLA | Percent of Total Leased GLA | ABR | Percent of Total ABR |
|---|---|---|---|---|---|---|
| 1 | Safeway Supermarket | 10 | 524,502 | 7.1% | $ 5,697 | 4.3% |
| 2 | Kroger Supermarket | 7 | 291,922 | 3.9% | 3,700 | 2.8% |
| 3 | Rite Aid Pharmacy | 12 | 227,982 | 3.1% | 3,031 | 2.3% |
| 4 | Marshall's / TJMaxx | 7 | 202,086 | 2.7% | 2,827 | 2.1% |
| 5 | JP Morgan Chase | 16 | 71,115 | 1.0% | 2,124 | 1.6% |
| 6 | Sprouts Market | 3 | 133,563 | 1.8% | 1,868 | 1.4% |
| 7 | Ross Dress For Less | 5 | 135,153 | 1.8% | 1,833 | 1.4% |
| 8 | CVS Pharmacy | 6 | 106,891 | 1.4% | 1,572 | 1.2% |
| 9 | H-Mart Supermarket | 2 | 104,400 | 1.4% | 1,514 | 1.1% |
| 10 | Haggen Supermarket | 2 | 95,331 | 1.3% | 1,420 | 1.1% |
| | Top 10 Tenants Total | 70 | 1,892,945 | 25.5% | $ 25,586 | 19.3% |
| | Other Tenants | 1,338 | 5,502,199 | 74.5% | 107,647 | 80.7% |
| | Total Portfolio | 1,408 | 7,395,144 | 100.0% | $ 133,233 | 100.0% |

# Lease Expiration Schedule

**Anchor Tenants** (1)

| | Number of Leases Expiring (2) | Leased GLA | Percent of Total Leased GLA | ABR Per Sq. Ft. | Percent of Total ABR |
|---|---|---|---|---|---|
| 2015 | 1 | 21,211 | 0.3% | 16.00 | 0.3% |
| 2016 | 10 | 357,717 | 4.8% | 9.09 | 2.4% |
| 2017 | 9 | 249,235 | 3.4% | 10.02 | 1.9% |
| 2018 | 17 | 476,409 | 6.4% | 15.02 | 5.4% |
| 2019 | 13 | 362,208 | 4.9% | 15.07 | 4.1% |
| 2020 | 13 | 473,930 | 6.4% | 10.33 | 3.7% |
| 2021 | 4 | 138,289 | 1.9% | 8.44 | 0.9% |
| 2022 | 10 | 313,463 | 4.2% | 13.28 | 3.1% |
| 2023 | 9 | 371,518 | 5.0% | 16.16 | 4.5% |
| 2024 | 3 | 167,034 | 2.3% | 7.74 | 1.0% |
| 2025+ | 26 | 1,219,875 | 16.5% | 12.86 | 11.8% |
| | 115 | 4,150,889 | 56.1% | $ 12.51 | 39.1% |

**Non-Anchor Tenants**

| | Number of Leases Expiring (2) | Leased GLA | Percent of Total Leased GLA | ABR Per Sq. Ft. | Percent of Total ABR |
|---|---|---|---|---|---|
| 2015 | 145 | 294,677 | 4.0% | 23.81 | 5.3% |
| 2016 | 225 | 446,056 | 6.0% | 25.08 | 8.4% |
| 2017 | 247 | 541,461 | 7.3% | 26.46 | 10.7% |
| 2018 | 210 | 470,304 | 6.4% | 26.92 | 9.4% |
| 2019 | 159 | 384,740 | 5.2% | 24.98 | 7.2% |
| 2020 | 107 | 327,252 | 4.4% | 22.25 | 5.5% |
| 2021 | 34 | 130,308 | 1.8% | 24.54 | 2.4% |
| 2022 | 45 | 170,258 | 2.3% | 25.39 | 3.2% |
| 2023 | 26 | 87,915 | 1.2% | 27.31 | 1.8% |
| 2024 | 44 | 137,730 | 1.9% | 23.93 | 2.5% |
| 2025+ | 51 | 253,554 | 3.4% | 23.77 | 4.5% |
| | 1,293 | 3,244,255 | 43.9% | $ 25.07 | 60.9% |

**All Tenants**

| | Number of Leases Expiring (2) | Leased GLA | Percent of Total Leased GLA | ABR Per Sq. Ft. | Percent of Total ABR |
|---|---|---|---|---|---|
| 2015 | 146 | 315,888 | 4.3% | 23.28 | 5.6% |
| 2016 | 235 | 803,773 | 10.8% | 17.96 | 10.8% |
| 2017 | 256 | 790,696 | 10.7% | 21.28 | 12.6% |
| 2018 | 227 | 946,713 | 12.8% | 20.94 | 14.8% |
| 2019 | 172 | 746,948 | 10.1% | 20.17 | 11.3% |
| 2020 | 120 | 801,182 | 10.8% | 15.20 | 9.2% |
| 2021 | 38 | 268,597 | 3.7% | 16.25 | 3.3% |
| 2022 | 55 | 483,721 | 6.5% | 17.54 | 6.3% |
| 2023 | 35 | 459,433 | 6.2% | 18.29 | 6.3% |
| 2024 | 47 | 304,764 | 4.2% | 15.06 | 3.5% |
| 2025+ | 77 | 1,473,429 | 19.9% | 14.73 | 16.3% |
| | 1,408 | 7,395,144 | 100.0% | $ 18.02 | 100.0% |

(1) Anchor tenants are leases equal to or greater than 15,000 square feet

(2) Does not assume exercise of renewal options

# *Leasing Summary*

| | For the Three Months Ended March 31, 2015 | | |
|---|---|---|---|
| ***New Leases*** | **Non-Anchor** | **Anchor** | **Total** |
| Number of Leases | 48 | - | 48 |
| Gross Leasable Area (sq. ft.) | 110,644 | - | 110,644 |
| Initial Base Rent ($/sq. ft.) [(1)] | $ 23.29 | $ - | $ 23.29 |
| Tenant Improvements ($/sq. ft.) | $ 5.92 | $ - | $ 5.92 |
| Leasing Commissions ($/sq. ft.) | $ 2.25 | $ - | $ 2.25 |
| Weighted Average Lease Term (Yrs.) | 5.7 | - | 5.7 |
| ***Renewals*** | **Non-Anchor** | **Anchor** | **Total** |
| Number of Leases | 42 | 2 | 44 |
| Gross Leasable Area (sq. ft.) | 106,509 | 63,042 | 169,551 |
| Initial Base Rent ($/sq. ft.) [(1)] | $ 25.99 | $ 13.31 | $ 21.28 |
| Tenant Improvements ($/sq. ft.) | $ 0.09 | $ - | $ 0.06 |
| Leasing Commissions ($/sq. ft.) | $ 0.20 | $ - | $ 0.12 |
| Weighted Average Lease Term (Yrs.) | 4.5 | 3.7 | 4.1 |
| ***Total*** | **Non-Anchor** | **Anchor** | **Total** |
| Number of Leases | 90 | 2 | 92 |
| Gross Leasable Area (sq. ft.) | 217,153 | 63,042 | 280,195 |
| Initial Base Rent ($/sq. ft.) [(1)] | $ 24.61 | $ 13.31 | $ 22.07 |
| Tenant Improvements ($/sq. ft.) | $ 3.06 | $ - | $ 2.37 |
| Leasing Commissions ($/sq. ft.) | $ 1.24 | $ - | $ 0.96 |
| Weighted Average Lease Term (Yrs.) | 5.1 | 3.7 | 4.7 |

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized

# Same-Space Comparative Leasing Summary

| | | For the Three Months Ended March 31, 2015 | | |
|---|---|---|---|---|
| ***New Leases*** | | **Non-Anchor** | **Anchor** | **Total** |
| | Comparative # of Leases | 35 | - | 35 |
| | Comparative GLA (sq. ft.) (1) | 83,317 | - | 83,317 |
| | Prior Base Rent ($/sq. ft.) (2) | $ 18.61 | $ - | $ 18.61 |
| | Initial Base Rent ($/sq. ft.) | $ 23.34 | $ - | $ 23.34 |
| | Percentage Change in Base Rents | 25.4% | - | 25.4% |
| | Tenant Improvements ($/sq. ft.) | $ 6.92 | $ - | $ 6.92 |
| | Leasing Commissions ($/sq. ft.) | $ 2.10 | $ - | $ 2.10 |
| | Weighted Average Lease Term (Yrs.) | 5.3 | - | 5.3 |
| ***Renewals*** | | **Non-Anchor** | **Anchor** | **Total** |
| | Comparative # of Leases | 42 | 2 | 44 |
| | Comparative GLA (sq. ft.) (1) | 106,509 | 63,042 | 169,551 |
| | Prior Base Rent ($/sq. ft.) (2) | $ 23.76 | $ 13.31 | $ 19.87 |
| | Initial Base Rent ($/sq. ft.) | $ 25.99 | $ 13.31 | $ 21.28 |
| | Percentage Change in Base Rents | 9.4% | 0.0% | 7.1% |
| | Tenant Improvements ($/sq. ft.) | $ 0.09 | $ - | $ 0.06 |
| | Leasing Commissions ($/sq. ft.) | $ 0.20 | $ - | $ 0.12 |
| | Weighted Average Lease Term (Yrs.) | 4.5 | 3.7 | 4.1 |
| ***Total*** | | **Non-Anchor** | **Anchor** | **Total** |
| | Comparative # of Leases | 77 | 2 | 79 |
| | Comparative GLA (sq. ft.) (1) | 189,826 | 63,042 | 252,868 |
| | Prior Base Rent ($/sq. ft.) (2) | $ 21.50 | $ 13.31 | $ 19.46 |
| | Initial Base Rent ($/sq. ft.) | $ 24.83 | $ 13.31 | $ 21.96 |
| | Percentage Change in Base Rents | 15.5% | 0.0% | 12.8% |
| | Tenant Improvements ($/sq. ft.) | $ 3.09 | $ - | $ 2.32 |
| | Leasing Commissions ($/sq. ft.) | $ 1.03 | $ - | $ 0.78 |
| | Weighted Average Lease Term (Yrs.) | 4.9 | 3.7 | 4.5 |

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed

# Investor Information

**Retail Opportunity Investments Corp.**
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

**Investor Relations:**
Ashley Bulot
abulot@roireit.net
858.255.4913

**Transfer Agent:**
Constance Adams
ComputerShare
constance.adams@computershare.com

## Equity Research Coverage

| | | |
|---|---|---|
| Baird Equity Research | RJ Milligan | 813.273.8252 |
| Bank of America Merrill Lynch | Craig Schmidt | 646.855.3640 |
| Bank of Montreal | Paul Adornato | 212.885.4170 |
| Citi | Michael Bilerman | 212.816.1383 |
| Cowen and Company | James Sullivan<br>Michael Gorman | 616.562.1380<br>646.562.1320 |
| Green Street | Jason White | 949.640.8780 |
| KeyBanc Capital Markets | Todd Thomas | 917.368.2286 |
| MLV & Co | Paul Morgan | 415.325.4187 |
| Raymond James | Paul Puryear | 727.567.2253 |
| Wells Fargo | Jeff Donnelly | 617.603.4262 |

## Fixed Income Research Coverage

| | | |
|---|---|---|
| J.P. Morgan | Mark Streeter | 212.834.5086 |

## Ratings Agency Coverage

| | | |
|---|---|---|
| Moody's Investors Service | Merrie Frankel | 212.553.3652 |
| Standard & Poor's Rating Services | Michael Souers | 212.438.2508 |